DELAWARE GROUP® CASH RESERVE
Delaware Investments Ultrashort Fund (the “Fund”)
Supplement to the Fund’s Statutory Prospectus dated July 29, 2020
Effective September 30, 2020, the following replaces the information in the section entitled “Fund summary —Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), is the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Stephen M. Juszczyszyn	Senior Vice President, Senior Portfolio Manager	June 2019
Kathleen (Marnell) Burst	Assistant Vice President, Portfolio Manager	June 2019

Effective September 30, 2020, the following replaces the biographical information in the section entitled “Who manages the Fund — Portfolio managers”:

Stephen M. Juszczyszyn and Kathleen (Marnell) Burst are the lead portfolio managers primarily responsible for the overall day-to-day management of the Fund. When making decisions for the Fund, Mr. Juszczyszyn and Ms. Burst regularly consult with other investment professionals.

Stephen M. Juszczyszyn Senior Vice President, Senior Portfolio Manager
Stephen M. Juszczyszyn is a senior portfolio manager for Macquarie Investment Management Fixed Income (MFI), with primary responsibility for portfolio construction and asset allocation of structured products. He is responsible for research analysis, trading, and portfolio management for all structured products including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) across all core, core plus, multi-sector, limited-term, and insurance strategies. He became head of structured products in February 2019. Juszczyszyn has more than 25 years of experience as a fixed income portfolio manager, trader, and analyst specializing in structured products and has been with the firm for more than 20 years. He rejoined Macquarie Investment Management (MIM) in March 2007 as a vice president and senior structured products analyst / trader and previously worked at the firm from 1991 to 2001, leaving as a senior fixed income trader and assistant portfolio manager. Prior to rejoining the firm, he worked at Sovereign Bank Capital Markets as the director of fixed income trading. He earned his bachelor’s degree in finance from La Salle University and an MBA with a concentration in finance from Saint Joseph’s University.

Kathleen (Marnell) Burst Assistant Vice President, Portfolio Manager
Kathleen Burst is a portfolio manager for Macquarie Investment Management Fixed Income (MFI), a role she assumed in June 2019. She is primarily responsible for short-term investments. Additionally, her responsibilities include executing trade strategies for the firm’s short-term trading desk, a role she has held since 1994. Previously, she spent seven years in the firm’s investment accounting and dealer services departments. She earned a bachelor’s degree in accounting and management from La Salle University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.
This Supplement is dated August 26, 2020.